Exhibit 23a1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

                        As independent public accountants, we hereby consent to the incorporation by reference in this Post Effective Amendment No. 1 to the Registration Statement on Form S-8 (Registration No. 333-36199), and the prospectus related thereto, of our report dated March 13, 2000 included in Merrimac Industries, Inc.'s Form 10-KSB for the fiscal year ended
January 1, 2000 and to all references to our Firm included in the prospectus.



ARTHUR ANDERSEN LLP

February 22, 2001
Roseland, New Jersey